INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAXES
Schedule of deferred tax assets and liabilities

(table in thousands)	2023	2022
Net operating losses	$4,276	$3,334
Accrued Expenses and Other	175	189
R&D Credit Carryforward	321	76
Stock Compensation	289	178
R&D Capitalization	1,104	581
Intangibles	51	34
Total gross deferred tax assets/(liabilities)	$6,216	$4,392
Less valuation allowance	(6,216)	(4,392)
Net deferred tax assets/(liabilities)	$—	$—

Schedule of reconciliation between effective tax and tax computed by applying the U.S. federal income tax rate

(table in thousands)	2023	2022
Federal Statutory Rate	$(1,824)	$(1,970)
Permanent Differences	167	153
Research and Development	(195)	(76)
State Income Tax	79	388
Change in Valuation Allowance	1,824	347
Deferred True Up	(51)	1,158
Effective Tax	$—	$—